Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8935%



        Excess Protection Level
          3 Month Average   4.81%
          February, 1998   4.61%
          January, 1998   4.72%
          December, 1997   5.08%


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.30%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $ 34,488,564,555.67


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 5,197,230,037.18